SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 30, 2010

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

                              Delaware                                                                0-11720                                                                     52-1206400
                (State or Other Jurisdiction                            (Commission File Number)                                                   (I.R.S. Employer
                        of Incorporation)                                                                                                                      Identification No.)

3524 Airport Road
        Maiden, North Carolina 28650
(Address of Principal Executive Offices)
 (Zip Code)

                                   (828) 464-8741
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01                      Entry into a Material Definitive Agreement

On August 30, 2010, Air T, Inc. (the “Company”) accepted a letter agreement from Bank of America, N.A. (the “Lender”) to extend, from August 31, 2011 to August 31, 2012, the availability period under the $7,000,000 revolving line of credit documented by the Loan Agreement dated September 18, 2007 between the Company and the Lender.  Such letter agreement is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07                      Submission of Matters to a Vote of Security Holders

(a)           The Company held its 2010 annual meeting of stockholders on September 1, 2010.

(b)           At the meeting Sam Chesnutt, Allison T. Clark, Walter Clark, John J. Gioffre, John Parry, George C. Prill, William H. Simpson, Dennis A. Wicker and J. Bradley Wilson were elected as directors and the stockholders voted on a resolution to ratify the appointment of Dixon Hughes PLLC as the Company’s independent auditors for the fiscal year ending March 31, 2011.  The tabulation of votes with respect to each of these matters is set forth below:

Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-votes

Sam Chesnutt	1,203,590	20,865	966,313
Allison T. Clark	983,633	240,822	966,313
Walter Clark	984,408	240,047	966,313
John J. Gioffre	928,870	295,585	966,313
John Parry	920,524	303,931	966,313
George C. Prill	1,054,724	169,731	966,313
William H. Simpson	979,354	245,101	966,313
Dennis A. Wicker	1,144,510	79,945	966,313
J. Bradley Wilson	675,916	548,539	966,313

Ratification of Independent Auditors

	Votes For	Votes Against	Votes Abstained

	2,169,431	14,652	6,685

There were no broker non-votes with respect to the ratification of independent auditors.

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits

Exhibit 10.1	Letter agreement dated August 30, 2010 from Bank of America, N.A. to Air T, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2010

AIR T, INC.

By: /s/ Walter Clark
Walter Clark, Chief Executive Officer

Exhibit Index

Exhibit	Description
Exhibit 10.1	Letter agreement dated August 30, 2010 from Bank of America, N.A. to Air T, Inc.